Earnings Per Share	12 Months Ended
Jan. 31, 2025
Earnings Per Share
Earnings Per Share

Note 16 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

	January 31,	January 31,	January 31,
Year Ended	2025	2024	2023

Net income for purposes of calculating basic and diluted earnings per share	143,273	115,907	102,236

Weighted average shares outstanding	85,443	85,068	84,791
Dilutive effect of employee stock options	587	505	455
Dilutive effect of restricted and performance share units	1,293	1,245	1,205
Weighted average common and common equivalent shares outstanding	87,323	86,818	86,451
Earnings per share
Basic	1.68	1.36	1.21
Diluted	1.64	1.34	1.18

For the years ended January 31, 2025, 2024 and 2023, the application of the treasury stock method excluded 274,398, 16,562 and 589,658 stock options, respectively, from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such stock options that are attributed to future service periods made such stock options anti-dilutive.

For the years ended January 31, 2025, 2024 and 2023, 939, 265,694 and 1,315 stock options, respectively, were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive.

Additionally, for the years ended January 31, 2025, 2024 and 2023, the application of the treasury stock method excluded PSUs and RSUs of nil, 95,134 and nil, respectively, from the calculation of diluted EPS as the unrecognized stock-based compensation expense of such PSUs and RSUs that are attributed to future service periods made such PSUs and RSUs anti-dilutive.